Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AK

FORTIETH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fortieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the Agreement, CSG provides services entitled "Legacy Customer Letters" to Customer for the fees specified in Schedule F to the Agreement; and

Whereas, the parties have entered into good faith negotiation and discovery related to the Legacy Customer Letters services and the fees invoiced therefor by CSG to Customer; and

Whereas, as a result of the discussions described herein, the parties agree to amend the Agreement as provided herein.

Now, therefore, CSG and Customer agree to the following as of the Effective Date (defined below):

1.   That subsection 3.1)a) entitled "Customer Letter Processing; Legacy Customer Letters," of Section III, "Payment Procurement" of the "CSG SERVICES" section of Schedule F to the Agreement is deleted in its entirety and replaced as follows to reflect the change in fees for the First Physical Page of the Legacy Customer Letters:

CSG SERVICES

III.  Payment Procurement

Direct Solutions (Print and Mail)

Description of Item/Unit of Measure	Frequency	Fee
1)Customer Letter Processing:
a)Legacy Customer Letters:

First Physical Page (Black Print Only; Includes Generic Paper, Generic Carrier Envelope, Generic Remittance Envelope, and the Insertion of the Letter and Remittance Envelope) (per ******, per ****** *********)

	*******	$******

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Peter E. Kalan
Title: VP - Billing	Title: President & CEO
Name Michael Ciszek	Name: Peter E. Kalan
Date: 7/17/13	Date: 7/18/13